Exhibit (10)R

January 5, 2015

To the Banks party to the Credit Agreement referred to below
c/o Bank of America, N.A., as Agent for such Banks
222 Broadway, 14th Floor, NY3-222-14-03
New York, New York 10038
Attention: Agency Management Group

Re: Confidential Third Amendment of Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Five Year Credit Agreement dated as of October 14, 2011, as amended, among Target Corporation (the “Borrower”), the Banks (as defined therein) party thereto from time to time, the Co-Documentation Agents and Syndication Agent (each as defined therein) listed therein, and Bank of America, N.A., as administrative agent (as previously amended and as amended hereby, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement).

The Borrower has notified the Agent that Target Canada Co., a Nova Scotia unlimited liability company (“Target Canada”), Target Canada Property LP, an Ontario limited partnership (“Target Canada LP”), and/or Target Canada Property LLC, a Minnesota limited liability company (“Target Canada Property”), and/or one or more of the direct or indirect Subsidiaries of Target Canada (Target Canada Property, Target Canada LP, Target Canada and any and all such direct or indirect Subsidiaries being herein collectively called the “Target Canada Group”) may reorganize or liquidate the business of some or all of the Target Canada Group, including but not limited to commencing proceedings under Canadian or United States bankruptcy laws (a “Target Canada Proceeding”).

The Borrower hereby requests that, notwithstanding anything to the contrary contained in the Credit Agreement, so long as any Target Canada Proceeding is commenced by February 28, 2015, none of:

(i)	the commencement, continuation, prosecution or resolution of any Target Canada Proceeding;

(ii)
the taking by the Borrower or any of its direct or indirect Subsidiaries (including without limitation any member of the Target Canada Group) of any corporate action in respect of any Target Canada Proceeding or the commencement, continuation, prosecution or resolution thereof;

(iii)	the acceleration of the maturity of any Debt or other obligations of any member of the Target Canada Group as a result of the commencement of a Target Canada Proceeding;

(iv)	the failure of any member of the Target Canada Group to pay any of its Debts or other obligations on a timely basis following the commencement of a Target Canada Proceeding;

(v)
the occurrence of any other event or condition following the commencement of a Target Canada Proceeding resulting in the acceleration of, or enabling any Person to accelerate, the maturity of any Debt or other obligations of any member of the Target Canada Group;

(vi)
the demand for payment by the Borrower or any of its other Subsidiaries, whether based upon guaranty agreements issued by the Borrower or any theory of suretyship, or the commencement or threatened commencement against the Borrower or any of its other Subsidiaries of any action, suit or proceeding seeking payment by such Person, of any Debt or other payment obligations of any member of the Target Canada Group following the commencement of a Target Canada Proceeding, or the failure by the Borrower or any such other Subsidiary to pay any Debt or other payment obligations of any member of the Target Canada Group on a timely basis to the extent the Borrower or such other Subsidiary is contesting its obligation to pay such Debt or other payment obligations in good faith by appropriate proceedings;

(vii)
the rendering against any member of the Target Canada Group of any judgments or orders following commencement of a Target Canada Proceeding or the failure of any such judgments or orders to be satisfied or stayed; or

(viii)
the taking by any creditors or other third parties of any other actions (including without limitation the commencement or threatened commencement of any other actions, suits or proceedings or the exercise or threatened exercise of any other rights or remedies) against or in respect of any member of the Target Canada Group or the property or assets or any member of the Target Canada Group following the commencement of a Target Canada Proceeding, shall be deemed to be a breach of the representation set forth in Section 4.05 of the Credit Agreement nor shall be deemed to constitute an Event of Default under Section 6.01(e), Section 6.01(f), Section 6.01(g), Section 6.01(h) or Section 6.01(j) of the Credit Agreement.

By its execution hereof, the Borrower represents and warrants to the Banks, as an inducement to enter into this Amendment, that (a) no event or condition has occurred or exists which constitutes, or with notice or lapse of time or both would constitute, an Event of Default under the Credit Agreement, (b) the representations and warranties of the Borrower contained in the Credit Agreement are true as of the date of this Third Amendment as if made on the date of this

Third Amendment, (c) this Third Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) this Third Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational documents.

This Third Amendment shall become effective when, and only when, the Agent shall have received counterparts of this Third Amendment executed by us and the Required Banks. The amendments set forth in this Third Amendment are subject to the provisions of Section 9.05 of the Credit Agreement.

The Credit Agreement and the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopy or .pdf shall be effective as delivery of a manually executed counterpart of this Third Amendment.

[Signature Pages Follow.]

This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

TARGET CORPORATION

By:	/s/ Sara Ross
Name:	Sara Ross
Title:	Assistant Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

BANK OF AMERICA, N.A.

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title	Director

CITIBANK, N.A.

By:	/s/ Nicholas Pateros
Name:	Nicholas Pateros
Title	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Barry Bergman
Name:	Barry Bergman
Title	Managing Director

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Mark Halldorson
Name:	Mark H. Halldorson
Title	Director

U.S. BANK NATIONAL
ASSOCIATION

By:	/s/ Michael J. Staloch
Name:	Michael J. Staloch
Title	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]

THE BANK OF
TOKYO-MITSUBISHI, LTD.

By:	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title	Authorized Signatory

BARCLAYS BANK PLC

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title	Vice President

MIZUHO CORPORATE BANK,
LTD.

By:	/s/ David Lim
Name:	David Lim
Title	Authorized Signatory

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title	Authorized Signatory

HSBC BANK USA, NATIONAL
ASSOCIATION

By:	/s/ Alan Vitulich
Name:	Alan Vitulich
Title	Director

ROYAL BANK OF CANADA

By:	/s/ Simone G. Vinocour McKeever
Name:	Simone G. Vinocour McKeever
Title	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT]

FIFTH THIRD BANK

By:	/s/ Gary S. Losey
Name:	Gary S. Losey
Title	VP - Corporate Banking

TORONTO DOMINION
(NEW YORK) LLC

By:	/s/ Massod Fikree
Name:	Masood Fikree
Title	Authorized Signatory

DEUTSCHE BANK AG NEW YORK
BRANCH

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title	Vice President

By:	/s/ Andreas Neumeier
Name:	Andreas Neumeier
Title	Managing Director

STATE STREET BANK & TRUST
COMPANY

By:	/s/ Andrei Bourdine
Name:	Andrei Bourdine
Title	Vice President

SUMITOMO MITSUI BANKING
CORPORATION

By:	/s/ David Kee
Name:	David Kee
Title	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT]

THE BANK OF NEW YORK
MELLON

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title	Vice President

FIRST HAWAIIAN BANK

By:	/s/ Derek Chang
Name:	Derek Chang
Title	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT]